UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06310
Legg Mason Partners Variable Income Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code:
Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Legg Mason Western
Asset Variable High
Income Portfolio

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objectives

The Portfolio’s primary objective is high current income. Its secondary objective is capital appreciation.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable High Income Portfolio. There was no change in the Portfolio’s investment objectives or investment policies as a result of the name change.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	6

Portfolio expenses	7

Portfolio performance	9

Historical performance	10

Schedule of investments	11

Statement of assets and liabilities	31

Statements of operations	32

Statements of changes in net assets	33

Financial highlights	34

Notes to financial statements	35

Report of independent registered public accounting firm	47

Board approval of management and subadvisory agreements	48

Additional information	53

Important tax information	61

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

At a meeting held in August 2009, the Portfolio’s Board of Trustees approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Portfolio’s investment manager, to change the fiscal year-end of the Portfolio from October 31 to December 31. As a result of this change, shareholders are being provided with a short-period annual report for the two-month period from November 1, 2009 through December 31, 2009.

Please read on for a more detailed look at the prevailing economic and market conditions during the Portfolio’s abbreviated reporting period and to learn how those conditions have affected Portfolio performance. Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report. Please refer to the Portfolio’s annual report for the period ended October 31, 2009 for additional information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 29, 2010

Legg Mason Western Asset Variable High Income Portfolio   I

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks to provide high current income with capital appreciation as a secondary objective. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in high-yield corporate debt obligations and preferred stock of U.S. and foreign issuers and related investments. The Portfolio may invest up to 50% of its assets in foreign currency denominated securities and without limit in U.S. dollar denominated securities of foreign issuers, including those in emerging market countries. Instead of investing directly in particular securities, the Portfolio may gain exposure to a security, an issuer, an index or basket of securities, or market by investing through the use of instruments such as derivatives.

We attempt to minimize the risk of any individual security by diversifying the Portfolio’s investments across a broad range of issues, industries and maturity dates. In selecting high-yield corporate fixed-income securities, we consider and compare the relative yields of various types of obligations. In selecting securities for the portfolio, we employ a forward-looking strategy as we seek to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the two-month reporting period from November 1, 2009 through December 31, 2009, U.S. Treasury yields moved higher (and their prices lower), whereas the spread sectors (non-Treasuries) generally performed well. The yields on two- and ten-year Treasuries began the period at 0.90% and 3.41%, respectively. Yields then moved steadily higher through the end of the year, as economic data was generally better than anticipated and expectations for inflation increased. When the period ended on December 31, 2009, the yields on two- and ten-year Treasuries were 1.14% and 3.85%, respectively.

In contrast to the Treasury market, the spread sectors, overall, generated solid results during the two-month period. As was the case during much of 2009, the spread sectors benefited from improving credit conditions, encouraging economic data and increased investor risk appetite. Also supporting the spread sectors was strong demand from investors seeking

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   1

Portfolio overview continued

incremental yields, given the low rates available from short-term fixed-income securities.

The high-yield bond market produced strong results during the two months ended December 31, 2009, as the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexi (the “Index”) rose 4.29%. During the reporting period, as measured by the Index, lower-rated CCC-rated bonds outperformed higher-rated BB-rated securities, returning 5.88% and 3.42%, respectively.

Q. How did we respond to these changing market conditions?
A. We made a number of adjustments to the portfolio during the reporting period. At the end of 2008, a number of large financial institutions’ securities were downgraded to below investment grade status. As a result, the Financials sector portion of the Index substantially increased. Given valuations that implied a high probability of default despite evidence of stabilizing fundamentals at many of these banks, we increased the portfolio’s exposure to the Financials sector in an attempt to reduce its underweight versus the Index.

As a hedge against our lower-quality bias in the portfolio and given the weakness in the economy, we emphasized more defensive industries that generally hold up relatively well during economic declines, including Health Care and Energy. When the sharp rally continued into the fourth quarter and valuations improved dramatically, we sought to lower the level of risk and increase the overall quality of the portfolio by reducing its significant overweight to CCC-rated securities. The yield differential between lower-rated issues and higher-rated issues narrowed to the point that we believed the risk of holding lower-rated issues offered a reduced level of opportunity. Given positive signs on the economic front, we increased our exposure to select Consumer Cyclicals1.

1  Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

2   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Performance review
For the two-month period from November 1, 2009 through December 31, 2009, Legg Mason Western Asset Variable High Income Portfolio1 returned 4.75%. The Portfolio’s unmanaged benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, returned 4.29% for the same period. The Lipper Variable High Current Yield Funds Category Average2 returned 3.77% over the same time frame.

   PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

2 MONTHS
Legg Mason Western Asset Variable High Income Portfolio[1]	4.75%

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index	4.29%

Lipper Variable High Current Yield Funds Category Average[2]	3.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods may differ, in some cases, substantially.

The 30-Day SEC Yield for the period ended December 31, 2009 was 9.62%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

   TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Portfolio’s most current prospectus dated February 28, 2009, the gross total operating expense ratio was 0.71%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the two-month period from November 1, 2009 through December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 112 funds in the Portfolio’s Lipper category.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   3

Portfolio overview continued

Q. What were the leading contributors to performance?
A. The portfolio’s quality biases were the largest contributors to relative performance during the period. The portfolio’s overweight to CCC and below-rated securities benefited from improved demand, as investors looked to receive the historically high incremental yield given the low interest rate environment. The portfolio also benefited from its underweight to BB-rated securities, which underperformed the benchmark as high-yield managers tended to favor securities further out on the risk spectrum.

Overall security selection was also a positive for results. Two of the portfolio’s largest overweights—utility company Energy Future Holdings Corp. and cable operator Charter Communications—significantly outperformed the benchmark. Our overweight position in Energy Future Holdings Corp. rallied sharply during the period. Our exposure to these subordinated debt holdings generated significant outperformance. Energy Future Holdings Corp. earnings results have been stable, as they have substantial hedges in place for their production. Despite being highly levered, the company has no near-term maturities and, we believe, has time to address its debt issues. Charter Communications declared bankruptcy in March of 2009 and exited Chapter 11 in November. The recovery values on the bonds we owned were significant. Charter Communications continues to post respectable numbers and has stable credit metrics. What’s more, its leverage has fallen following the restructuring.

Stock selection contributed to performance in that the portfolio was underweight or had no exposure to sixteen of the twenty worst performers in the benchmark. The Portfolio also benefited from its underweight positions in the Capital Goods1, Media—Cable and Information Technology sectors, as each sector lagged the benchmark during the reporting period.

Q. What were the leading detractors from performance?
A. The largest detractors from relative performance for the period were the portfolio’s underweights in Financials and Media—Non-Cable, the two best performing sectors in the benchmark during the two months ended December 31, 2009. Overweights in Energy and Transportation2 were also not rewarded, with both areas lagging the benchmark during the reporting period.

In terms of individual holdings, a lack of exposure to benchmark holding J.C. Penney was a drag on the Portfolio’s relative performance. While its bonds rallied as economic conditions improved, we continued to underweight the name as we did not like its business model. Rather, we emphasized higher-quality, luxury retailers, such as Neiman Marcus Group Inc.

1 Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.
2 Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

4   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Thank you for your investment in Legg Mason Western Asset Variable High Income Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2010

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 30 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Consumer Discretionary (20.0%), Financials (17.0%), Energy (14.4%), Industrials (11.0%) and Telecommunication Services (8.8%). The Portfolio’s composition is subject to change at any time.

RISKS: Keep in mind, high-yield bonds are rated below investment grade and carry more risk than higher-rated securities. Also, the Portfolio is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   5

Portfolio at a glance† (unaudited)

   INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Portfolio’s investments as of December 31, 2009 and October 31, 2009. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

6   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held for the six months ended December 31, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

   BASED ON ACTUAL TOTAL RETURN1

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
23.34%	$1,000.00	$1,233.40	0.75%	$4.22

[1]	For the six months ended December 31, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   7

Portfolio expenses (unaudited) continued

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

   BASED ON HYPOTHETICAL TOTAL RETURN1

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,021.42	0.75%	$3.82

[1]	For the six months ended December 31, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Portfolio performance (unaudited)

   AVERAGE ANNUAL TOTAL RETURNS1

Twelve Months Ended 12/31/09	59.93%

Five Years Ended 12/31/09	5.04

Ten Years Ended 12/31/09	4.43

   CUMULATIVE TOTAL RETURN1

12/31/99 through 12/31/09	54.26%

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   9

Historical performance (unaudited)

   VALUE OF $10,000 INVESTED IN LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO VS. BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX† — December 1999 - December 2009

†	Hypothetical illustration of $10,000 invested in Legg Mason Western Asset Variable High Income Portfolio on December 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Schedule of investments
December 31, 2009

   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

CORPORATE BONDS & NOTES — 88.8%

CONSUMER DISCRETIONARY — 18.4%

	Auto Components — 0.8%
$150,000	Affinia Group Inc., Senior Secured Notes, 10.750% due 8/15/16(a)	$163,312

	Allison Transmission Inc., Senior Notes:

120,000	11.000% due 11/1/15(a)	126,600

559,600	11.250% due 11/1/15(a)(b)	587,580

60,000	American Axle & Manufacturing Holdings Inc., Senior Secured Notes, 9.250% due 1/15/17(a)	61,200

110,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	47,850

165,000	TRW Automotive Inc., Senior Notes, 8.875% due 12/1/17(a)	172,425

	Visteon Corp., Senior Notes:

357,000	8.250% due 8/1/10(c)	95,498

262,000	12.250% due 12/31/16(a)(c)	111,350

	Total Auto Components	1,365,815
	Automobiles — 0.7%
	Motors Liquidation Co.:

1,880,000	Senior Debentures, 8.375% due 7/15/33(c)	517,000

1,990,000	Senior Notes, 7.200% due 1/15/11(c)	547,250

	Total Automobiles	1,064,250
	Diversified Consumer Services — 0.5%
	Service Corp. International, Senior Notes:

25,000	7.625% due 10/1/18	24,875

280,000	7.500% due 4/1/27	250,600

580,000	Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes, 10.250% due 12/1/17(a)	593,050

	Total Diversified Consumer Services	868,525
	Hotels, Restaurants & Leisure — 7.0%
515,000	Ameristar Casinos Inc., Senior Notes, 9.250% due 6/1/14(a)	536,887

340,000	Boyd Gaming Corp., Senior Subordinated Notes, 7.125% due 2/1/16	297,500

25,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	25,688

640,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	530,400

	El Pollo Loco Inc.:

1,105,000	Senior Notes, 11.750% due 11/15/13	1,011,075

255,000	Senior Secured Notes, 11.750% due 12/1/12(a)	265,838

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   11

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 7.0% continued

	Harrah’s Operating Co. Inc.:

$810,000	Senior Notes, 10.750% due 2/1/16	$664,200

	Senior Secured Notes:

275,000	10.000% due 12/15/15(a)	225,500

535,000	11.250% due 6/1/17(a)	562,419

1,025,000	Harrah’s Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(a)	1,077,531

650,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	425,750

1,460,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(c)(d)	611,375

360,000	Landry’s Restaurants Inc., Senior Secured Notes, 11.625% due 12/1/15(a)	383,400

260,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	198,900

	MGM MIRAGE Inc.:

685,000	Notes, 6.750% due 9/1/12	614,787

	Senior Notes:

35,000	8.500% due 9/15/10	35,000

625,000	11.375% due 3/1/18(a)	562,500

	Senior Secured Notes:

90,000	10.375% due 5/15/14(a)	98,100

215,000	11.125% due 11/15/17(a)	239,188

270,000	Senior Subordinated Notes, 8.375% due 2/1/11	257,175

	Mohegan Tribal Gaming Authority:

470,000	Senior Secured Notes, 11.500% due 11/1/17(a)	481,750

110,000	Senior Subordinated Notes, 6.875% due 2/15/15	72,050

540,000	NCL Corp. Ltd., Senior Secured Notes, 11.750% due 11/15/16(a)	535,950

160,000	Penn National Gaming Inc., Senior Subordinated Notes, 8.750% due 8/15/19(a)	164,400

485,000	Pinnacle Entertainment Inc., Senior Notes, 8.625% due 8/1/17(a)	497,125

640,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	505,600

	Snoqualmie Entertainment Authority, Senior Secured Notes:

390,000	4.680% due 2/1/14(a)(e)	193,050

20,000	9.125% due 2/1/15(a)	10,700

	Station Casinos Inc., Senior Notes:

495,000	6.000% due 4/1/12(c)(d)	77,344

See Notes to Financial Statements.

12   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 7.0% continued

$1,005,000	7.750% due 8/15/16(c)(d)	$162,056

150,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Secured Notes, 7.875% due 11/1/17(a)	152,625

	Total Hotels, Restaurants & Leisure	11,475,863
	Household Durables — 1.0%
205,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	200,900

1,225,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11(d)	1,226,531

286,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12(d)	275,990

	Total Household Durables	1,703,421
	Media — 5.6%
	Affinion Group Inc.:

315,000	Senior Notes, 10.125% due 10/15/13	325,237

	Senior Subordinated Notes:

205,000	10.125% due 10/15/13	211,663

1,675,000	11.500% due 10/15/15	1,762,937

936,723	CCH II LLC/CCH II Capital Corp., Senior Notes, 13.500% due 11/30/16(a)	1,098,308

	Cengage Learning Acquisitions Inc.:

265,000	Senior Notes, 10.500% due 1/15/15(a)	254,731

540,000	Senior Subordinated Notes, 13.250% due 7/15/15(a)	527,175

770,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)	866,250

	CSC Holdings Inc., Senior Notes:

250,000	8.500% due 6/15/15(a)	267,500

270,000	8.625% due 2/15/19(a)	291,937

	DISH DBS Corp., Senior Notes:

200,000	6.625% due 10/1/14	202,250

1,240,000	7.875% due 9/1/19	1,306,650

500,000	R.H. Donnelley Corp., Senior Discount Notes, 6.875% due 1/15/13(c)	49,375

495,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	453,544

750,000	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14(a)	829,687

260,000	UPC Holding BV, Senior Notes, 9.875% due 4/15/18(a)	275,600

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   13

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Media — 5.6% continued

	Virgin Media Finance PLC:

$150,000	Senior Bonds, 9.500% due 8/15/16	$161,813

210,000	Senior Notes, 9.125% due 8/15/16	222,338

	Total Media	9,106,995
	Multiline Retail — 0.8%
63,000	Dollar General Corp., Senior Notes, 10.625% due 7/15/15	70,087

	Neiman Marcus Group Inc.:

664,524	Senior Notes, 9.000% due 10/15/15(b)	652,895

625,000	Senior Secured Notes, 7.125% due 6/1/28	553,125

	Total Multiline Retail	1,276,107
	Specialty Retail — 1.4%
565,000	Blockbuster Inc., Senior Secured Notes, 11.750% due 10/1/14(a)	539,575

185,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	190,088

60,000	Limited Brands Inc., Senior Notes, 8.500% due 6/15/19(a)	65,550

	Michaels Stores Inc.:

740,000	Senior Notes, 10.000% due 11/1/14	769,600

230,000	Senior Subordinated Bonds, 11.375% due 11/1/16	243,225

610,000	Senior Subordinated Notes, step bond to yield 3.071% due 11/1/16	506,300

	Total Specialty Retail	2,314,338
	Textiles, Apparel & Luxury Goods — 0.6%
895,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	988,975
	TOTAL CONSUMER DISCRETIONARY	30,164,289

CONSUMER STAPLES — 1.5%
	Food Products — 0.6%
210,000	Bumble Bee Foods LLC, Senior Secured Notes, 7.750% due 12/15/15(a)	211,050

280,000	Del Monte Corp., Senior Subordinated Notes, 7.500% due 10/15/19(a)	289,800

	Dole Food Co. Inc.:

13,000	Senior Notes, 13.875% due 3/15/14(a)	15,697

270,000	Senior Secured Notes, 8.000% due 10/1/16(a)	275,400

230,000	Smithfield Foods Inc., Senior Secured Notes, 10.000% due 7/15/14(a)	250,700

	Total Food Products	1,042,647

See Notes to Financial Statements.

14   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Household Products — 0.4%
$255,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12(a)	$255,638

350,000	Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes, 7.750% due 10/15/16(a)	359,625

	Total Household Products	615,263
	Personal Products — 0.2%
280,000	Revlon Consumer Products Corp., Senior Secured Notes, 9.750% due 11/15/15(a)	290,500
	Tobacco — 0.3%
	Alliance One International Inc., Senior Notes:

320,000	10.000% due 7/15/16(a)	337,600

140,000	10.000% due 7/15/16(a)	147,700

	Total Tobacco	485,300
	TOTAL CONSUMER STAPLES	2,433,710

ENERGY — 13.7%

	Energy Equipment & Services — 1.3%
565,000	Basic Energy Services Inc., Senior Secured Notes, 11.625% due 8/1/14	607,375

250,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	247,812

230,000	Geokinetics Holdings Inc., Senior Secured Notes, 9.750% due 12/15/14(a)	227,125

240,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	240,000

255,000	Hercules Offshore LLC, Senior Secured Notes, 10.500% due 10/15/17(a)	270,300

235,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	236,763

210,000	North American Energy Alliance LLC/North American Energy Alliance Finance Corp., Senior Secured Notes, 10.875% due 6/1/16(a)	224,175

130,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	150,146

	Total Energy Equipment & Services	2,203,696
	Oil, Gas & Consumable Fuels — 12.4%
140,000	Adaro Indonesia PT, Notes, 7.625% due 10/22/19(a)	139,125

465,000	Arch Coal Inc., Senior Notes, 8.750% due 8/1/16(a)	494,063

455,000	Atlas Pipeline Partners LP, Senior Notes, 8.750% due 6/15/18	404,950

1,530,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,438,200

440,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	480,700

2,325,000	Chesapeake Energy Corp., Senior Notes, 6.375% due 6/15/15	2,290,125

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   15

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 12.4% continued

$295,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	$294,263

160,000	Compagnie Generale de Geophysique-Veritas, Senior Notes, 9.500% due 5/15/16(a)	172,000

1,311,297	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 1.784% due 4/15/10(a)(b)(e)(f)	1,068,707

1,500,000	El Paso Corp., Medium-Term Notes, 8.050% due 10/15/30	1,422,286

130,000	Encore Acquisition Co., Senior Subordinated Notes, 9.500% due 5/1/16	137,800

	Enterprise Products Operating LLP:

545,000	Junior Subordinated Notes, 8.375% due 8/1/66(e)	532,033

175,000	Subordinated Notes, 7.034% due 1/15/68(e)	160,801

540,000	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14(a)	567,000

30,000	Griffin Coal Mining Co. Pty Ltd., Senior Notes, 9.500% due 12/1/16(a)(c)	17,888

1,065,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	1,029,056

	Mariner Energy Inc., Senior Notes:

315,000	7.500% due 4/15/13	315,000

230,000	8.000% due 5/15/17	221,950

645,000	Murray Energy Corp., Senior Secured Notes, 10.250% due 10/15/15(a)	645,000

	OPTI Canada Inc., Senior Secured Notes:

370,000	9.000% due 12/15/12(a)	380,175

170,000	7.875% due 12/15/14	140,250

290,000	8.250% due 12/15/14	240,338

	Petrohawk Energy Corp., Senior Notes:

490,000	9.125% due 7/15/13	514,500

160,000	7.875% due 6/1/15	162,400

	Petroplus Finance Ltd., Senior Notes:

310,000	6.750% due 5/1/14(a)	292,950

240,000	7.000% due 5/1/17(a)	217,200

	Plains Exploration & Production Co., Senior Notes:

435,000	10.000% due 3/1/16	478,500

430,000	8.625% due 10/15/19	443,975

	Quicksilver Resources Inc., Senior Notes:

310,000	8.250% due 8/1/15	319,300

425,000	11.750% due 1/1/16	484,500

See Notes to Financial Statements.

16   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 12.4% continued

$1,585,000	SandRidge Energy Inc., Senior Notes, 8.625% due 4/1/15(b)	$1,592,925

1,450,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	1,301,375

585,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	609,131

640,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	611,200

610,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	615,337

	Total Oil, Gas & Consumable Fuels	20,235,003
	TOTAL ENERGY	22,438,699

FINANCIALS — 14.6%
	Capital Markets — 0.1%
545,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes, 5.250% due 2/6/12(c)	109,000
	Commercial Banks — 1.6%
320,000	BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes, 5.625% due 3/8/35	256,943

100,000	BankAmerica Institutional Capital B, Junior Subordinated Bonds, 7.700% due 12/31/26(a)	95,000

300,000	Credit Agricole SA, Subordinated Notes, 8.375% due 10/13/19(a)(e)(g)	319,008

560,000	Rabobank Nederland NV, Junior Subordinated Notes, 11.000% due 6/30/19(a)(e)(g)	684,679

	Royal Bank of Scotland Group PLC, Subordinated Notes:

295,000	5.000% due 11/12/13	265,160

130,000	5.050% due 1/8/15	112,890

805,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13(e)(g)	784,875

160,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(e)(g)	172,000

	Total Commercial Banks	2,690,555
	Consumer Finance — 5.2%
1,035,000	FMG Finance Pty Ltd., Senior Secured Notes, 10.625% due 9/1/16(a)	1,150,144

210,000	Ford Motor Credit Co., Senior Notes, 3.034% due 1/13/12(e)	195,563

3,900,000	Ford Motor Credit Co., LLC, Senior Notes, 12.000% due 5/15/15	4,527,120

	GMAC LLC:

1,924,000	Senior Notes, 8.000% due 11/1/31(a)	1,750,840

93,000	Subordinated Notes, 8.000% due 12/31/18(a)	82,770

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   17

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Consumer Finance — 5.2% continued

	SLM Corp.:

$340,000	Medium-Term Notes, 5.625% due 8/1/33	$257,073

545,000	Senior Notes, 8.450% due 6/15/18	538,578

	Total Consumer Finance	8,502,088
	Diversified Financial Services — 4.9%
420,000	Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities, 10.250% due 8/15/39	489,516

855,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	697,894

	CIT Group Inc., Senior Secured Bonds:

66,815	7.000% due 5/1/13	62,806

100,222	7.000% due 5/1/14	93,332

100,222	7.000% due 5/1/15	90,200

207,037	7.000% due 5/1/16	183,228

1,013,852	7.000% due 5/1/17	884,586

100,000	Countrywide Capital III, Junior Subordinated Notes, 8.050% due 6/15/27	93,962

390,000	Fresenius U.S. Finance II Inc., Senior Notes, 9.000% due 7/15/15(a)	430,950

75,000	International Lease Finance Corp., Medium-Term Notes, Senior Notes, 5.750% due 6/15/11	68,933

800,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(e)(g)	827,867

	Leucadia National Corp., Senior Notes:

550,000	7.750% due 8/15/13	554,812

260,000	8.125% due 9/15/15	266,500

555,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	536,269

	TNK-BP Finance SA:

767,000	7.875% due 3/13/18(a)	793,845

374,000	Senior Notes, 7.875% due 3/13/18(a)	386,155

500,000	UPC Germany GmbH, Senior Secured Bonds, 8.125% due 12/1/17(a)	508,125

150,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, 11.250% due 10/1/15	158,625

949,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	988,146

	Total Diversified Financial Services	8,115,751

See Notes to Financial Statements.

18   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Insurance — 1.3%
	American International Group Inc.:

$330,000	Junior Subordinated Notes, 8.175% due 5/15/58(e)	$220,275

	Medium-Term Notes, Senior Notes:

935,000	5.450% due 5/18/17	757,789

215,000	5.850% due 1/16/18	176,681

	Senior Notes:

170,000	5.050% due 10/1/15	141,992

505,000	8.250% due 8/15/18	474,828

430,000	Everest Reinsurance Holdings Inc., Subordinated Notes, 6.600% due 5/15/37(e)	320,350

	Total Insurance	2,091,915
	Real Estate Investment Trusts (REITs) — 0.7%
260,000	DuPont Fabros Technology LP, Senior Notes, 8.500% due 12/15/17(a)	265,525

625,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	638,281

205,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	198,850

	Total Real Estate Investment Trusts (REITs)	1,102,656
	Real Estate Management & Development — 0.6%
291,200	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15(a)(d)	72,800

	Realogy Corp.:

1,040,000	Senior Notes, 10.500% due 4/15/14	904,800

92,225	Senior Toggle Notes, 11.000% due 4/15/14(b)	76,547

	Total Real Estate Management & Development	1,054,147
	Thrifts & Mortgage Finance — 0.2%
325,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27	287,625
	TOTAL FINANCIALS	23,953,737

HEALTH CARE — 6.2%
	Biotechnology — 0.2%
300,000	Talecris Biotherapeutics Holdings Corp., Senior Notes, 7.750% due 11/15/16(a)	306,000

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   19

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Health Care Equipment & Supplies — 0.5%
	Biomet Inc.:

$360,000	Senior Notes, 10.000% due 10/15/17	$392,850

370,000	Senior Toggle Notes, 10.375% due 10/15/17(b)	403,300

	Total Health Care Equipment & Supplies	796,150
	Health Care Providers & Services — 5.5%
1,340,000	CRC Health Corp., Senior Subordinated Notes, 10.750% due 2/1/16	1,132,300

	HCA Inc., Senior Secured Notes:

400,000	9.125% due 11/15/14	423,000

1,601,000	9.625% due 11/15/16(b)	1,737,085

435,000	7.875% due 2/15/20(a)	454,031

875,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	890,312

	Tenet Healthcare Corp.:

570,000	Senior Notes, 10.000% due 5/1/18(a)	641,250

1,234,000	Senior Secured Notes, 8.875% due 7/1/19(a)	1,338,890

	Universal Hospital Services Inc., Senior Secured Notes:

260,000	3.859% due 6/1/15(e)	220,350

245,000	8.500% due 6/1/15(b)	242,550

1,811,000	US Oncology Holdings Inc., Senior Notes, 7.178% due 3/15/12(b)(e)	1,702,340

170,000	US Oncology Inc., Senior Secured Notes, 9.125% due 8/15/17	179,350

	Total Health Care Providers & Services	8,961,458
	Pharmaceuticals — 0.0%
2,085,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(d)	2,815
	TOTAL HEALTH CARE	10,066,423

INDUSTRIALS — 10.1%

	Aerospace & Defense — 1.1%
70,000	Freedom Group Inc., Senior Secured Notes, 10.250% due 8/1/15(a)	74,638

1,471,812	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(b)	905,164

300,000	L-3 Communications Corp., Senior Subordinated Notes, 5.875% due 1/15/15	301,125

510,000	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14(a)	520,200

	Total Aerospace & Defense	1,801,127

See Notes to Financial Statements.

20   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Airlines — 2.9%
$150,000	American Airlines Inc., Senior Secured Notes, 10.500% due 10/15/12(a)	$157,500

1,400,000	Continental Airlines Inc., Pass-Through Certificates, 7.339% due 4/19/14	1,277,500

1,800,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	1,530,000

	Delta Air Lines Inc.:

	Pass-Through Certificates:

495,000	7.711% due 9/18/11	487,575

454,673	8.954% due 8/10/14	404,659

230,000	Subordinated Notes, 9.750% due 12/17/16	234,025

	Senior Secured Notes:

245,000	9.500% due 9/15/14(a)	255,719

270,000	12.250% due 3/15/15(a)	271,350

106,406	United Airlines Inc., Pass-Through Certificates, 6.932% due 9/1/11	107,470

	Total Airlines	4,725,798
	Building Products — 1.0%
1,440,000	Associated Materials Inc., Senior Discount Notes, 11.250% due 3/1/14	1,396,800

130,578	Nortek Inc., Senior Secured Notes, 11.000% due 12/1/13	137,107

85,000	USG Corp., Senior Notes, 9.750% due 8/1/14(a)	91,162

	Total Building Products	1,625,069
	Commercial Services & Supplies — 1.9%
450,000	ACCO Brands Corp., Senior Secured Notes, 10.625% due 3/15/15(a)	497,250

	Altegrity Inc., Senior Subordinated Notes:

250,000	10.500% due 11/1/15(a)	224,375

840,000	11.750% due 5/1/16(a)	727,650

435,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	442,612

275,000	Geo Group Inc., Senior Notes, 7.750% due 10/15/17(a)	282,906

	RSC Equipment Rental Inc.:

540,000	Senior Notes, 9.500% due 12/1/14	543,375

405,000	Senior Secured Notes, 10.000% due 7/15/17(a)	442,463

	Total Commercial Services & Supplies	3,160,631

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   21

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Machinery — 0.3%
$360,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	$337,950

200,000	Trimas Corp., Senior Secured Notes, 9.750% due 12/15/17(a)	197,250

	Total Machinery	535,200
	Marine — 0.4%
640,000	Trico Shipping AS, Senior Secured Notes, 11.875% due 11/1/14(a)	669,600
	Road & Rail — 1.7%
	Kansas City Southern de Mexico, Senior Notes:

910,000	9.375% due 5/1/12	948,675

450,000	7.625% due 12/1/13	445,500

145,000	7.375% due 6/1/14	142,100

210,000	12.500% due 4/1/16	242,550

100,000	Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	116,500

765,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17	817,594

	Total Road & Rail	2,712,919
	Trading Companies & Distributors — 0.8%
275,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	276,719

185,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	186,850

415,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	417,593

700,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)(d)	442,750

	Total Trading Companies & Distributors	1,323,912
	TOTAL INDUSTRIALS	16,554,256

INFORMATION TECHNOLOGY — 1.4%

	IT Services — 0.9%
553,800	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(b)	526,110

660,000	First Data Corp., Senior Notes, 9.875% due 9/24/15	618,750

390,000	GXS Worldwide Inc., Senior Secured Notes, 9.750% due 6/15/15(a)	385,125

	Total IT Services	1,529,985

See Notes to Financial Statements.

22   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Semiconductors & Semiconductor Equipment — 0.5%
$50,000	Advanced Micro Devices Inc., Senior Notes, 8.125% due 12/15/17(a)	$50,063

	Freescale Semiconductor Inc.:

	Senior Notes:

365,000	8.875% due 12/15/14	336,712

154,167	9.125% due 12/15/14(b)	137,015

340,000	Senior Subordinated Notes, 10.125% due 12/15/16	275,400

	Total Semiconductors & Semiconductor Equipment	799,190
	TOTAL INFORMATION TECHNOLOGY	2,329,175

MATERIALS — 7.7%

	Chemicals — 1.3%
490,000	Ashland Inc., Senior Notes, 9.125% due 6/1/17(a)	539,000

620,000	Georgia Gulf Corp., Senior Secured Notes, 9.000% due 1/15/17(a)	629,300

200,000	Koppers Inc., Senior Notes, 7.875% due 12/1/19(a)	203,000

365,000	Solutia Inc., Senior Notes, 8.750% due 11/1/17	381,881

280,000	Terra Capital Inc., Senior Notes, 7.750% due 11/1/19(a)	301,000

	Total Chemicals	2,054,181
	Construction Materials — 0.0%
25,000	Headwaters Inc., Senior Secured Notes, 11.375% due 11/1/14(a)	26,188
	Containers & Packaging — 0.9%
300,000	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp., Senior Secured Notes, 8.250% due 11/15/15(a)	303,000

600,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(d)(f)	0

565,000	Solo Cup Co., Senior Secured Notes, 10.500% due 11/1/13(a)	604,550

590,000	Viskase Cos. Inc., Senior Secured Notes, 9.875% due 1/15/18(a)	597,375

	Total Containers & Packaging	1,504,925
	Metals & Mining — 2.1%
1,385,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,407,506

	Novelis Inc., Senior Notes:

835,000	7.250% due 2/15/15	799,512

170,000	11.500% due 2/15/15(a)	182,963

575,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	603,750

	Teck Resources Ltd., Senior Secured Notes:

250,000	9.750% due 5/15/14	289,688

180,000	10.250% due 5/15/16	210,600

	Total Metals & Mining	3,494,019

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   23

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Paper & Forest Products — 3.4%
$876,671	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)(c)	$882,150

1,661,000	Appleton Papers Inc., Senior Secured Notes, 11.250% due 12/15/15(a)	1,413,926

700,000	Georgia-Pacific LLC, Senior Notes, 8.250% due 5/1/16(a)	745,500

865,000	NewPage Corp., Senior Secured Notes, 11.375% due 12/31/14(a)	877,975

1,045,959	Newpage Holding Corp., Senior Notes, 7.564% due 11/1/13(b)(e)	320,325

210,000	PE Paper Escrow GmbH, Senior Secured Notes, 12.000% due 8/1/14(a)	232,461

	Verso Paper Holdings LLC:

515,000	9.125% due 8/1/14	494,400

525,000	Senior Secured Notes, 11.500% due 7/1/14(a)	580,125

	Total Paper & Forest Products	5,546,862
	TOTAL MATERIALS	12,626,175

TELECOMMUNICATION SERVICES — 8.8%

	Diversified Telecommunication Services — 5.6%
350,000	CC Holdings GS V LLC, Senior Secured Notes, 7.750% due 5/1/17(a)	374,500

180,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	141,300

195,000	Frontier Communications Corp., Senior Notes, 8.125% due 10/1/18	198,413

695,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(c)(d)(f)	0

420,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(c)(d)	42

350,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	380,625

200,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14	206,500

1,785,000	Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.705% due 2/1/15	1,843,012

	Intelsat Jackson Holdings Ltd., Senior Notes:

415,000	9.500% due 6/15/16	446,125

430,000	11.500% due 6/15/16	466,550

	Level 3 Financing Inc., Senior Notes:

1,305,000	12.250% due 3/15/13	1,389,825

65,000	9.250% due 11/1/14	61,750

725,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	770,313

See Notes to Financial Statements.

24   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Diversified Telecommunication Services — 5.6% continued

$690,000	Qwest Communications International Inc., Senior Notes, 8.000% due 10/1/15(a)	$712,425

55,000	SBA Telecommunications Inc., Senior Notes, 8.250% due 8/15/19(a)	58,575

	Wind Acquisition Finance SA:

600,000	Senior Bonds, 12.000% due 12/1/15(a)	645,000

270,000	Senior Notes, 11.750% due 7/15/17(a)	296,325

530,000	Wind Acquisition Holdings Finance SpA, Senior Notes, 12.250% due 7/15/17(a)	524,700

580,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	593,050

	Total Diversified Telecommunication Services	9,109,030
	Wireless Telecommunication Services — 3.2%
490,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16	491,225

	Sprint Capital Corp., Senior Notes:

1,200,000	7.625% due 1/30/11	1,234,500

1,025,000	8.375% due 3/15/12	1,066,000

1,700,000	8.750% due 3/15/32	1,610,750

860,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	834,200

	Total Wireless Telecommunication Services	5,236,675
	TOTAL TELECOMMUNICATION SERVICES	14,345,705

UTILITIES — 6.4%

	Electric Utilities — 0.2%
370,000	Texas Competitive Electric Holdings Co. LLC, Senior Notes, 10.250% due 11/1/15	301,550
	Gas Utilities — 0.3%
485,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	487,425
	Independent Power Producers & Energy Traders — 5.9%
	AES Corp., Senior Notes:

1,050,000	8.000% due 10/15/17	1,082,812

105,000	8.000% due 6/1/20	107,363

	Dynegy Holdings Inc.:

1,060,000	Senior Debentures, 7.625% due 10/15/26	736,700

690,000	Senior Notes, 7.750% due 6/1/19	602,025

140,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	135,100

	Edison Mission Energy, Senior Notes:

880,000	7.750% due 6/15/16	752,400

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   25

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 5.9% continued

$300,000	7.200% due 5/15/19	$228,750

450,000	7.625% due 5/15/27	307,125

	Energy Future Holdings Corp., Senior Notes:

40,000	10.875% due 11/1/17	32,900

4,641,572	11.250% due 11/1/17(b)	3,307,120

325,000	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31	294,125

	Mirant Mid Atlantic LLC, Pass-Through Certificates:

129,707	9.125% due 6/30/17	136,192

350,746	10.060% due 12/30/28	370,037

310,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	308,063

	NRG Energy Inc., Senior Notes:

355,000	7.375% due 2/1/16	356,331

620,000	7.375% due 1/15/17	623,100

340,000	RRI Energy Inc., Senior Notes, 7.875% due 6/15/17	335,750

	Total Independent Power Producers & Energy Traders	9,715,893

	TOTAL UTILITIES	10,504,868

	TOTAL CORPORATE BONDS & NOTES (Cost — $147,242,445)	145,417,037

ASSET-BACKED SECURITY — 0.0%

FINANCIAL — 0.0%

	Diversified Financial Services — 0.0%
1,402,534	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(c)(d)(f) (Cost — $1,488,136)	0

COLLATERALIZED SENIOR LOANS — 4.5%

CONSUMER DISCRETIONARY — 0.6%

	Auto Components — 0.5%
867,107	Allison Transmission Inc., Term Loan B, 3.206% due 8/7/14(e)	798,388
	Specialty Retail — 0.1%
	Michaels Stores Inc., Term Loan B:

106,301	2.563% due 10/31/13(e)	96,335

143,057	4.813% due 7/31/16(e)	135,061

	Total Specialty Retail	231,396
	Textiles, Apparel & Luxury Goods — 0.0%
545,155	Simmons Co., Term Loan, 9.095% due 2/15/12(e)	16,355
	TOTAL CONSUMER DISCRETIONARY	1,046,139

See Notes to Financial Statements.

26   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

ENERGY — 0.6%

	Energy Equipment & Services — 0.6%
$1,125,424	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(d)(e)	$967,864

FINANCIALS — 1.0%

	Diversified Financial Services — 0.3%
500,000	CIT Group Inc., Term Loan, 13.000% due 1/18/12(e)	519,531
	Real Estate Management & Development — 0.7%
1,000,000	Realogy Corp., Term Loan, 13.500% due 10/15/17(e)	1,060,833
	TOTAL FINANCIALS	1,580,364

INDUSTRIALS — 0.5%

	Aerospace & Defense — 0.2%
497,585	Hawker Beechcraft, Term Loan B, 2.258% due 3/26/14(e)	374,433
	Airlines — 0.3%
496,440	United Airlines Inc., Term Loan B, 2.313% due 1/12/14(e)	390,946
	Trading Companies & Distributors — 0.0%
666,086	Penhall International Corp., Term Loan, 12.288% due 4/1/12(e)	36,635
	TOTAL INDUSTRIALS	802,014

MATERIALS — 0.6%

	Chemicals — 0.6%
	Lyondell Chemical Co., Term Loan:

500,000	5.795% due 6/3/10(e)	520,625

688,640	5.810% due 12/20/14(e)	514,328
	TOTAL MATERIALS	1,034,953

UTILITIES — 1.2%

	Independent Power Producers & Energy Traders — 1.2%
2,449,875	Energy Future Holdings, Term Loan, 3.742% due 10/10/14(e)	1,983,174
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $8,404,537)	7,414,508

CONVERTIBLE BONDS & NOTES — 0.4%

INDUSTRIALS — 0.4%

	Airlines — 0.0%
40,000	AMR Corp., Senior Notes, 6.250% due 10/15/14	41,650
	Marine — 0.4%
805,000	Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	658,088
	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $727,641)	699,738

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   27

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

SOVEREIGN BOND — 0.8%

	Russia — 0.8%
$1,081,000	Russian Foreign Bond - Eurobond, Senior Bonds, 7.500% due 3/31/30(a) (Cost — $1,176,062)	$1,230,989

SHARES

COMMON STOCKS — 1.5%

CONSUMER DISCRETIONARY — 1.0%

	Media — 1.0%
36,112	Charter Communications Inc.(f)	1,281,976

7,285	Charter Communications Inc., Class A Shares*	258,617

1,105	SuperMedia Inc.(f)	52,473
	TOTAL CONSUMER DISCRETIONARY	1,593,066

ENERGY — 0.1%

	Oil, Gas & Consumable Fuels — 0.1%
3,842	SemGroup Corp., Class A Shares(f)*	92,219

FINANCIALS — 0.1%

	Diversified Financial Services — 0.1%
5,751	CIT Group Inc.*	158,791

INDUSTRIALS — 0.0%

	Building Products — 0.0%
1,386	Nortek Inc.	49,219

MATERIALS — 0.3%

	Chemicals — 0.3%
28,965	Georgia Gulf Corp.*	503,412
	TOTAL COMMON STOCKS (Cost — $3,555,974)	2,396,707

CONVERTIBLE PREFERRED STOCKS — 1.1%

FINANCIALS — 1.1%

	Diversified Financial Services — 1.1%
1,270	Bank of America Corp., 7.250%	1,116,330

6,800	Citigroup Inc., 7.500% due 12/15/12*	709,512
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $1,953,323)	1,825,842

PREFERRED STOCKS — 0.2%

CONSUMER DISCRETIONARY — 0.0%

	Media — 0.0%

2	ION Media Networks Inc., Series B, 12.000%(d)(f)*	0

See Notes to Financial Statements.

28   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

SHARES	SECURITY	VALUE

FINANCIALS — 0.2%

	Consumer Finance — 0.2%
534	GMAC Inc., 7.000%(a)*	$352,006
	Thrifts & Mortgage Finance — 0.0%
16,625	Federal National Mortgage Association (FNMA), 8.250%(h)*	18,288

	TOTAL FINANCIALS	370,294

	TOTAL PREFERRED STOCKS (Cost — $599,120)	370,294

WARRANTS

WARRANTS — 0.0%

714	Buffets Restaurant Holdings, Expires 4/28/14(d)(f)*	0

1,162	Charter Communications Inc., Expires 11/30/14*	5,808

695	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(a)(d)(f)*	0

165	Jazztel PLC, Expires 7/15/10(a)(d)(f)*	0

3,306	Nortek Inc., Expires 12/7/14(f)*	42,156

4,045	SemGroup Corp., Expires 11/30/14(d)(f)*	0

1	Turbo Beta Ltd., Expires 11/1/14(d)(f)*	0

	TOTAL WARRANTS (Cost — $99,343)	47,964

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $165,246,581)	159,403,079

FACE
AMOUNT

SHORT-TERM INVESTMENT — 1.1%

	Repurchase Agreement — 1.1%
$1,858,000	Morgan Stanley tri-party repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity — $1,858,001; (Fully collateralized by U.S. government agency obligation, 0.900% due 4/8/10; Market value — $1,896,478) (Cost — $1,858,000)	1,858,000

	TOTAL — INVESTMENTS — 98.4% (Cost — $167,104,581#)	161,261,079

	Other Assets in Excess of Liabilities — 1.6%	2,613,801
	TOTAL NET ASSETS — 100.0%	$163,874,880

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   29

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	The coupon payment on these securities is currently in default as of December 31, 2009.

(d)	Illiquid security.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

#	Aggregate cost for federal income tax purposes is $167,832,059.

Abbreviation used in this schedule:

GMAC — General Motors Acceptance Corp.

See Notes to Financial Statements.

30   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Statement of assets and liabilities
December 31, 2009

ASSETS:

Investments, at value (Cost — $167,104,581)	$161,261,079

Foreign currency, at value (Cost — $757)	763

Cash	1,019

Dividends and interest receivable	3,447,823

Receivable for securities sold	68,620

Prepaid expenses	3,059

Total Assets	164,782,363

LIABILITIES:

Payable for securities purchased	488,750

Payable for Portfolio shares repurchased	144,698

Investment management fee payable	82,576

Trustees’ fees payable	3,028

Accrued expenses	188,431

Total Liabilities	907,483

TOTAL NET ASSETS	$163,874,880

NET ASSETS:

Par value (Note 5)	$291

Paid-in capital in excess of par value	212,805,181

Overdistributed net investment income	(342,533)

Accumulated net realized loss on investments	(42,744,563)

Net unrealized depreciation on investments and foreign currencies	(5,843,496)

TOTAL NET ASSETS	$163,874,880

Shares Outstanding	29,103,039

Net Asset Value	$5.63

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   31

Statements of operations

FOR THE PERIOD ENDED DECEMBER 31, 2009
AND THE YEAR ENDED OCTOBER 31, 2009	2009†	2009
INVESTMENT INCOME:

Interest	$3,364,474	$17,918,955

Dividends	23,019	134,627

Total Investment Income	3,387,493	18,053,582

EXPENSES:

Investment management fee (Note 2)	161,652	819,724

Shareholder reports	20,522	110,005

Audit and tax	19,500	35,361

Transfer agent fees	3,688	2,849

Custody fees	849	4,155

Insurance	664	4,999

Legal fees	531	39,578

Trustees’ fees	201	1,396

Miscellaneous expenses	145	6,338

Total Expenses	207,752	1,024,405

NET INVESTMENT INCOME	3,179,741	17,029,177

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):

Net Realized Loss From:

Investment transactions	(3,986,268)	(20,379,141)

Foreign currency transactions	—	(3,566)

Net Realized Loss	(3,986,268)	(20,382,707)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	8,339,627	55,675,636

Foreign currencies	(2)	8

Change in Net Unrealized Appreciation/Depreciation	8,339,625	55,675,644

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	4,353,357	35,292,937

INCREASE IN NET ASSETS FROM OPERATIONS	$7,533,098	$52,322,114

†	For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

32   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Statements of changes in net assets

FOR THE PERIOD ENDED DECEMBER 31, 2009
AND THE YEARS ENDED OCTOBER 31,	2009†	2009	2008
OPERATIONS:

Net investment income	$3,179,741	$17,029,177	$18,838,373

Net realized loss	(3,986,268)	(20,382,707)	(12,743,255)

Change in net unrealized appreciation/depreciation	8,339,625	55,675,644	(63,355,815)

Increase (Decrease) in Net Assets From Operations	7,533,098	52,322,114	(57,260,697)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):

Net investment income	(16,300,024)	(19,000,023)	(21,000,029)

Decrease in Net Assets From Distributions to Shareholders	(16,300,024)	(19,000,023)	(21,000,029)

PORTFOLIO SHARE TRANSACTIONS (NOTE 5):

Net proceeds from sale of shares	524,010	1,218,064	513,547

Reinvestment of distributions	16,300,024	19,000,023	21,000,029

Cost of shares repurchased	(4,886,339)	(28,533,459)	(58,988,745)

Increase (Decrease) in Net Assets From Portfolio Share Transactions	11,937,695	(8,315,372)	(37,475,169)

INCREASE (DECREASE) IN NET ASSETS	3,170,769	25,006,719	(115,735,895)

NET ASSETS:

Beginning of period	160,704,111	135,697,392	251,433,287

End of period*	$163,874,880	$160,704,111	$135,697,392

* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(342,533)	$12,736,856	$14,504,282

†	For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   33

Financial highlights

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED
   DECEMBER 31, UNLESS OTHERWISE NOTED:

	2009[1]	2009[2]	2008[2]	2007[2]	2006[2,3]	2005[2,3]
NET ASSET VALUE, BEGINNING OF PERIOD	$5.97	$4.91	$7.50	$7.66	$7.61	$8.02

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.13	0.65	0.69	0.61	0.61	0.58

Net realized and unrealized gain (loss)	0.15	1.12	(2.62)	(0.17)	0.06	(0.33)

Total income (loss) from operations	0.28	1.77	(1.93)	0.44	0.67	0.25

LESS DISTRIBUTIONS FROM:

Net investment income	(0.62)	(0.71)	(0.66)	(0.60)	(0.62)	(0.66)

Total distributions	(0.62)	(0.71)	(0.66)	(0.60)	(0.62)	(0.66)

NET ASSET VALUE, END OF PERIOD	$5.63	$5.97	$4.91	$7.50	$7.66	$7.61

Total return[4]	4.75%	45.22%	(28.03)%	5.98%[5]	9.37%	3.14%[6]

NET ASSETS, END OF PERIOD (MILLIONS)	$164	$161	$136	$251	$274	$287

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.77%[7]	0.75%	0.75%	0.69%[8]	0.67%	0.66%

Net expenses	0.77 [7,9]	0.75 [9]	0.75 [10,11]	0.68 [8,11]	0.67 [11]	0.66

Net investment income	11.80 [7]	12.46	9.13	7.69	7.62	7.31

PORTFOLIO TURNOVER RATE	13%	67%	51%	61%	73%	20%

[1]	For the period November 1, 2009 through December 31, 2009.

[2]	For the year ended October 31.

[3]	Represents a share of capital stock outstanding prior to April 30, 2007.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes a gain from settlement of a security litigation. Without this gain, the total return would have been 5.69%.

[6]	The prior investment manager fully reimbursed the Portfolio for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[7]	Annualized.

[8]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would both have been 0.67%.

[9]	As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00%.

[10]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies
Legg Mason Western Asset Variable High Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 16, 2010, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   35

Notes to financial statements continued

additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

		OTHER SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:

Corporate bonds & notes	—	$144,348,330	$1,068,707	$145,417,037

Asset-backed security	—	—	0	0

Collateralized senior loans	—	7,414,508	—	7,414,508

Convertible bonds & notes	—	699,738	—	699,738

Sovereign bond	—	1,230,989	—	1,230,989

Common stocks	$1,022,512	1,281,976	92,219	2,396,707

Convertible preferred stocks	1,825,842	—	—	1,825,842

Preferred stocks	18,288	352,006	0	370,294

Warrants	—	5,808	42,156	47,964

Total long-term investments	$2,866,642	$155,333,355	$1,203,082	$159,403,079

Short-term investment†	—	1,858,000	—	1,858,000

Total investments	$2,866,642	$157,191,355	$1,203,082	$161,261,079

†	See Schedule of Investments for additional detailed categorizations.

36   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE	ASSET-
INVESTMENTS	BONDS &	BACKED	COMMON	PREFERRED
IN SECURITIES	NOTES	SECURITY	STOCKS	STOCKS	WARRANTS	TOTAL
Balance as of October 31, 2009	$109,200	$0	$0	$ 0	$0	$109,200

Accrued premiums/discounts	6,720	—	—	—	—	6,720

Realized gain/(loss)[1]	—	—	(85,498)	—	—	(85,498)

Change in unrealized appreciation (depreciation)[2]	(43,120)	—	58,894	—	—	15,774

Net purchases (sales)	—	—	118,823	—	42,156	160,979

Net transfers in and/or out of Level 3	995,907	—	—	—	—	995,907

Balance as of December 31, 2009	$1,068,707	$0	$92,219	$ 0	$42,156	$1,203,082

Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2009[2]	$(2,122)	$0	$(26,604)	$0	$0	$(28,726)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]	This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   37

Notes to financial statements continued

amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Loan participation. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Credit and market risk. The Portfolio invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in

38   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Compensating balance agreements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash deposit with the bank.

(i) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   39

Notes to financial statements continued

share. During the current period, the following reclassifications have been made:

	OVERDISTRIBUTED
	NET INVESTMENT	ACCUMULATED NET	PAID-IN
	INCOME	REALIZED LOSS	CAPITAL
(a)	—	$21,882,303	$(21,882,303)

(b)	$40,894	(40,894)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expense, to average net assets of the Portfolio will not exceed 1.00%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

40   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments
During the period November 1, 2009 through December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$19,729,869

Sales	23,285,578

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,077,944

Gross unrealized depreciation	(19,648,924)

Net unrealized depreciation	$(6,570,980)

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period November 1, 2009 through December 31, 2009, the Portfolio did not invest in any derivative instruments.

5. Shares of beneficial interest
At December 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Portfolio were as follows:

	PERIOD ENDED	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2009†	OCTOBER 31, 2009	OCTOBER 31, 2008
Shares sold	88,061	247,306	76,500

Shares issued on reinvestment	2,910,718	5,177,118	3,153,158

Shares repurchased	(815,904)	(6,132,756)	(9,109,062)

Net increase (decrease)	2,182,875	(708,332)	(5,879,404)

†	For the period November 1, 2009 through December 31, 2009.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   41

Notes to financial statements continued

6. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal period ended December 31, and fiscal years ended October 31, were as follows:

	DECEMBER 31, 2009	OCTOBER 31, 2009	OCTOBER 31, 2008
Distributions Paid From:
Ordinary income	$16,300,024	$19,000,023	$21,000,029

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$232,754

Capital loss carryforward*	(37,919,478)

Other book/tax temporary differences(a)	(4,672,894)

Unrealized appreciation/(depreciation)(b)	(6,570,974)

Total accumulated earnings/(losses) — net	$(48,930,592)

*	As of December 31, 2009, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2010	$(4,504,039)

12/31/2015	(12,948,815)

12/31/2016	(20,466,624)

$(37,919,478)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to differences between book/tax accrual of interest income on securities in default, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and Citigroup Global Markets Inc. (“CGM”) knowingly or recklessly failed to disclose

42   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million indisgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or subtransfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   43

Notes to financial statements continued

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment

44   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

9. Other matters
On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   45

Notes to financial statements continued

the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

46   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Variable High Income Portfolio, a series of Legg Mason Partners Variable Income Trust, as of December 31, 2009, and the related statements of operations for the period from November 1, 2009 to December 31, 2009 and for the year ended October 31, 2009, the statements of changes in net assets for the period from November 1, 2009 to December 31, 2009 and for each of the years in the two-year period ended October 31, 2009, and the financial highlights for the period from November 1, 2009 to December 31, 2009 and for each of the years in the five-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Variable High Income Portfolio as of December 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2010

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   47

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Variable High Income Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background
The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided by management before the meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements
The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or

48   Legg Mason Western Asset Variable High Income Portfolio

Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Legg Mason Western Asset Variable High Income Portfolio   49

Board approval of management and subadvisory agreements (unaudited) continued

Fund performance
The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Lipper as high current yield funds underlying variable insurance products, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2009 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the underperformance versus the peer group and any plans to address such underperformance.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to improve performance.

Management fees and expense ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the

50   Legg Mason Western Asset Variable High Income Portfolio

preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of funds (including the Fund) classified as high current yield funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were below the median. The Board noted that the Fund’s actual total expense ratio was below the median.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability
The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale
The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that, although the Fund does not currently have breakpoints in place, the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the funds in the Expense Group at all asset levels and that the Actual Management Fee is below the median of

Legg Mason Western Asset Variable High Income Portfolio   51

Board approval of management and subadvisory agreements (unaudited) continued

the Expense Group. The Board also considered the fact that the Manager pays the subadvisory fee out of the management fee.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers
The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

52   Legg Mason Western Asset Variable High Income Portfolio

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of the Legg Mason Western Asset Variable High Income Portfolio (“the Portfolio”) are managed under the direction of the Board of Trustees. The current Trustees including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended,) of the Portfolio (the “Independent Trustees”), and executive officers of the Portfolio, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

Legg Mason Western Asset Variable High Income Portfolio   53

Additional information (unaudited) continued
Information about Trustees and Officers

A. BENTON COCANOUGHER

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	Interim Dean, George Bush School of Government and Public Service, Texas A & M University (since 2009); Dean Emeritus and Professor Emeritus, Mays School of Business, Texas A & M University (since 2004); formerly, Interim Chancellor, Texas A & M University System (2003 to 2004); formerly, Special Adviser to the President, Texas A & M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A & M University (1987 to 2001)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	None

JANE F. DASHER

Birth year	1949

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	None

MARK T. FINN

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	None

54   Legg Mason Western Asset Variable High Income Portfolio

RAINER GREEVEN

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)

STEPHEN R. GROSS

Birth year	1947

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

RICHARD E. HANSON, JR.

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	None

Legg Mason Western Asset Variable High Income Portfolio   55

Additional information (unaudited) continued
Information about Trustees and Officers

DIANA R. HARRINGTON

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Professor, Babson College (since 1992)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	None

SUSAN M. HEILBRON

Birth year	1945

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	None

SUSAN B. KERLEY

Birth year	1951

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)

56   Legg Mason Western Asset Variable High Income Portfolio

ALAN G. MERTEN

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. RICHARDSON PETTIT

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	None

Legg Mason Western Asset Variable High Income Portfolio   57

Additional information (unaudited) continued
Information about Trustees and Officers

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, CitiFund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex over-seen by Trustee	134

Other board member-ships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street, New York, NY 10041

Birth year	1957

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (1999 to 2004)

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)

58   Legg Mason Western Asset Variable High Income Portfolio

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (1992 to 2005)

DAVID CASTANO Legg Mason 55 Water Street, New York, NY 10041

Birth year	1971

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)

Legg Mason Western Asset Variable High Income Portfolio   59

Additional information (unaudited) continued
Information about Trustees and Officers

MATTHEW PLASTINA Legg Mason 55 Water Street, New York, NY 10041

Birth year	1970

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its Predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

60   Legg Mason Western Asset Variable High Income Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended December 31, 2009:

Record date:	12/21/2009

Payable date:	12/22/2009

Dividends qualifying for the dividends received deduction for corporations	0.79%

Please retain this information for your records.

Legg Mason Western Asset Variable High Income Portfolio   61

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Legg Mason Western Asset Variable High Income Portfolio

Trustees

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
  Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadvisers

Western Asset Management
Company

Western Asset Management
Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Western Asset Variable High Income Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland business trust.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Variable High Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

                    NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC
FDXXO10544 2/10 SR10-1030

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the previous fiscal years ending October 31, 2008, October 31, 2009 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $95,100 in October 31, 2008, $89,050 in October 31, 2009 and $62,000 in December 31, 2009.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2008, $137 in October 31, 2009 and $29 in December 31, 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,000 in October 31, 2008, $11,800 in October 31, 2009 and $0 in December 31, 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any

Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009; Tax Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009; and Other Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2009.
(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the

1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Income Trust

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date: March 1, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date: March 1, 2010

By:	/s/ Frances M. Guggino

(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Variable Income Trust

Date: March 1, 2010